Exhibit 10.6

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT NO. 1 TO

SOFTWARE AND RELATED SERVICES AGREEMENT

between

INTEL CORPORATION

and

Apache Design Solutions Inc.

INTEL AGREEMENT NUMBER

Amendment Effective Date: September 30, 2009

WHEREAS, Intel and Apache Design Solutions, Inc. have entered into a Software and Related Services Agreement, (hereinafter called “Agreement”) dated 6/30/08; and

WHEREAS, both parties wish to amend the Agreement to extend the term of the Agreement and add new addendum J to reflect the modified terms to existing Addendum A as it relates solely to new purchases between Intel Corp and Apache Design Solutions Inc. completed no earlier than September 30, 2009.

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.	PRE-ESTABLISHED TERMS

All terms and conditions of the Agreement remain in full force and effect and apply to this Addendum, unless specifically modified below. For the avoidance of doubt, the parties acknowledge that a [*] Pre-existing Commitment Intel PO number 4505526333 dated July 17, 2008) carries forward from the Agreement and that such Pre-existing Commitment expires on [*] with pre-established Addendum A pricing (including [*] Commitment exchanges) remaining in full force and effect through [*]. No product license term may extend beyond [*] for the Pre-existing Commitment. For convenience, this Addendum A pricing is duplicated in the tables below with column headings “Intel 2008 Contract”.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.	AGREEMENT MODIFICATIONS

•	The term of the Agreement is hereby extended for 3 years and one month with a new expiration date of October 31, 2012.

•	New addendum “J” is added to the existing agreement as follows:

2

ADDENDUM “J”

1)	Existing Apache product pricing [*] for purchases made on/after September 30, 2009 as follows:

•	[*]

•	[*]

2)	[*] purchased on/after September 30, 2009 may be exchanged for Apache products at a value of [*] for the period September 30, 2009 to October 31, 2012 at the prices specified below. No product license term may extend beyond October 31, 2012.

3)	[*] may be used for any Apache products in the pricebook at the time of redemption, regardless of whether or not they are included in the pricebook below. Similar discounts will be applied to products that fall into the IC and Packaging/PCG product families as outlined in this addendum “J”.

4)	The 2008 SLA Packaging/PCB product pricing is [*] with Addendum “J”; and subsequently [*]. [*]

5)	Initial Purchase Details for Contract Term September 30, 2009 through October 31, 2012: Intel intends to purchase [*]. These [*] may be exchanged for Apache products for the period: September 30, 2009 to October 31, 2012 with each [*] having a value of [*].

6)	Invoice Schedule: For the purchase totaling [*], the payment schedule is fixed as described below. There is no acceleration/deceleration of payments tied to consumption of [*], and [*] can be used at any time by Intel during the term of this agreement.

[*]

7)	Incremental purchases: Intel at its sole option can purchase incremental [*] at any time during the contract term and the effective pricebook for incremental [*] purchases will be as described below unless otherwise agreed to by the parties.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AGREED:

INTEL CORPORATION		APACHE DESIGN SOLUTIONS, INC.

By:	/s/ Etan Gopstein	By:	/s/ Craig Shirley

Etan Gopstein		Craig Shirley
(Printed Name)		(Printed Name)

Sr. Manager – Contracts, Negotiations and Compliance Group		VP Sales
(Title)		(Title)

10/27/09		10/30/2009
(Date)		(Date)

4